Exhibit 99.1

California Resources Corporation Announces Private Offering of $400 Million of Senior Unsecured Notes

September 24, 2025

LONG BEACH, Calif.—(BUSINESS WIRE)— California Resources Corporation (NYSE: CRC) (the “Company”) announced today that, subject to market and other conditions, it intends to offer and sell to eligible purchasers $400 million in aggregate principal amount of senior unsecured notes due 2034 (the “Notes”). The Notes will be guaranteed by all of the Company’s existing subsidiaries (and certain future subsidiaries) that guarantee its revolving credit facility, its 7.125% senior unsecured notes due 2026 and its 8.250% senior unsecured notes due 2029. The Company intends to use the net proceeds from this offering, together with cash on hand and borrowings under its revolving credit facility, to repay the existing indebtedness of Berry Corporation (bry) (“Berry”) in connection with the pending business combination with Berry (the “Berry Merger”), and pay fees and expenses in connection with the Berry Merger and the offering of the Notes.

If (x) the consummation of the Berry Merger does not occur on or before March 14, 2026 (subject to up to two three-month extensions by either the Company or Berry upon written notice in certain circumstances) (the “Outside Date”) or (y) prior thereto, the Company notifies the trustee in writing that the merger agreement related to the Berry Merger (the “Merger Agreement”) has been terminated or the Company will not pursue the consummation of the Berry Merger or has determined in its sole discretion that the Berry Merger cannot or is not reasonably likely to be consummated by the Outside Date, the Notes will be subject to a special mandatory redemption at a redemption price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest to, but excluding, the payment date of such special mandatory redemption.

The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the rules promulgated thereunder and applicable state securities laws. The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

This press release does not and shall not constitute an offer to sell or the solicitation of an offer to buy any Notes, nor shall there be any offer, solicitation or sale of Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statement Disclosure

All statements, except for statements of historical fact, made in this release regarding activities, events or developments the Company expects, believes or anticipates will or may occur in the future, such as statements regarding the proposed offering, the intended use of proceeds and the business combination with Berry, are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements speak only as of the date of this release. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Except as required by law, the Company expressly disclaims any obligation to and does not intend to publicly update or revise any forward-looking statements.

The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to the Company’s business, most of which are difficult to predict and many of which are beyond the Company’s control. These risks include, but are not limited to, the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its subsequently filed Quarterly Report on Form 10-Q.

About California Resources Corporation

California Resources Corporation (NYSE: CRC) is an independent energy and carbon management company committed to energy transition. The Company is committed to environmental stewardship while safely providing local, responsibly sourced energy. CRC is also focused on maximizing the value of its land, mineral ownership, and energy expertise for decarbonization by developing carbon capture and storage (CCS) and other emissions reducing projects.

Additional Information and Where to Find It

In connection with the Berry Merger, the Company will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “registration statement”), which will include a proxy statement of Berry that also constitutes a prospectus of the Company, and any other documents in connection with the Berry Merger. The definitive proxy statement/prospectus will be sent to the holders of common stock of

Berry. Investors and stockholders of the Company and Berry are urged to read the proxy statement/prospectus and any other documents filed or to be filed with the SEC in connection with the Berry Merger when they become available, as they will contain important information about the Company, Berry, the Berry Merger and related matters. The registration statement and proxy statement/prospectus and other documents filed by the Company or Berry with the SEC, when filed, will be available free of charge at the SEC’s website at https://www.sec.gov. Alternatively, investors and stockholders may obtain free copies of documents that are filed or will be filed with the SEC by the Company, including the registration statement and the proxy statement/prospectus, on the Company’s website at https://www.crc.com/investor-relations, and may obtain free copies of documents that are filed or will be filed with the SEC by Berry, including the proxy statement/prospectus, on Berry’s website at https://ir.bry.com/reports-resources. The information included on, or accessible through, the Company’s or Berry’s website is not incorporated by reference into this communication.

Participants in Solicitation

The Company and certain of its directors, executive officers and other employees, and Berry and its directors and certain of Berry’s executive officers and other employees, may be deemed to be participants in the solicitation of proxies from Berry’s stockholders in connection with the Berry Merger. A description of participants’ direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus relating to the Berry Merger when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the “Board of Directors and Corporate Governance,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Director Compensation,” “Stock Ownership Information,” and “Proposals Requiring Your Vote – Proposal 1: Election of Directors” sections of the Company’s definitive proxy statement for the Company’s 2025 Annual Meeting of Stockholders, filed with the SEC on March 19, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 3, 2025; in Item 5.07 of the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025; in the Company’s Current Reports on Form 8-K filed with the SEC on June 23, 2025 and November 25, 2024; and under “Our Team” accessed through the “Our Business” link on the Company’s website at https://www.crc.com/our-business/our-team. Information regarding Berry’s directors and executive officers is contained in the “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Executive Compensation – Compensation Discussion and Analysis,” “Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management,” and “Certain Relationships and Related Party Transactions” sections of Berry’s definitive proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 7, 2025; under the heading “Directors, Executive Officers and Corporate Governance” in Part III, Item 10 of Berry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 13, 2025; in Item 5.07 of Berry’s Current Report on Form 8-K filed with the SEC on May 22, 2025; in Berry’s Current Reports on Form 8-K filed with the SEC on January 22, 2025 and October 25, 2024; and under “Leadership” accessed through the “About” link on Berry’s website at https://bry.com/about/management/. Additional information regarding ownership of Berry’s securities by its directors and executive officers and of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3, 4 or 5, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001705873 and https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001609253, respectively. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities in connection with the Berry Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Company Contacts:

Joanna Park (Investor Relations )

(818) 661-3731

Joanna.Park@crc.com

Daniel Juck (Investor Relations)

(818) 661-6045

Daniel.Juck@crc.com

Hailey Bonus (Media)

(714) 874-7732

Hailey.Bonus@crc.com

Source: California Resources Corporation